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This material supplements the WEALTHMARK VARIABLE ANNUITY and WEALTHMARK ML3
VARIABLE ANNUITY annuity prospectuses dated May 1, 2007 for certain variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

We are substituting shares held by the Separate Accounts of the "Existing Fund" shown with shares of the corresponding "Replacement Fund" of the John Hancock
Trust:

            Existing Fund                 Replacement Fund
            -------------                 ----------------
     DWS Growth Allocation VIP            JHT Lifestyle Growth Trust
     DWS Moderate Allocation VIP          JHT Lifestyle Balanced Trust
     DWS Conservative Allocation VIP      JHT Lifestyle Moderate Trust

These transactions are scheduled to occur at the close of business on December 12, 2007. Prior to that date, and for 30 days thereafter, a Contract owner may transfer amounts allocated to the Existing Fund shown (or in the corresponding Replacement Fund after December 12, 2007) to any other available Variable Investment Option free of charge. Any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers (except with respect to restrictions to discourage frequent transfer activity as described in your annuity prospectus).

                                              Supplement dated December 12, 2007
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